EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with the amendment of OFG Bancorp’s annual report on Form 10-K for the year ended December 31, 2016, originally filed with the Securities and Exchange Commission on March 10, 2017 (the “Amended Report”), I, José Rafael Fernández, President and Chief Executive Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 16th day of March, 2017.

By:	/s/ José Rafael Fernández
José Rafael Fernández
President and Chief Executive Officer